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                                                                     EXHIBIT 4.2

Class A Common Stock                                   Class A Common Stock

Number _____________                                   Shares ______________
                                                       See Reverse Side For
                                                       Certain Definitions

                                  [GMSI LOGO]

                             GRIFFITH MICRO SCIENCE
                              INTERNATIONAL, INC.


     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT
                   -------------------------------------------------------------
IS THE OWNER OF
               -----------------------------------------------------------------

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF PAR VALUE OF $.01 PER SHARE OF GRIFFITH MICRO SCIENCE INTERNATIONAL, INC. (the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued subject to the laws of the State of Delaware and all the provisions of the Certificate of Incorporation and Bylaws of the Company, each as now in effect or hereafter amended.

This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
     -------------------------

/s/ John P. Sabalasky                                 /s/Kevin M. Swan

Senior Vice President and Chief                       President and Chief
Financial Officer                                     Executive Officer

COUNTERSIGNED AND REGISTERED:
[TRANSFER AGENT]
[CITY, STATE]

TRANSFER AGENT AND REGISTRAR

BY
  ----------------------------


AUTHORIZED SIGNATURE





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                   GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS IN WRITING A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR THE TRANSFER AGENT AND REGISTRAR NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

            TEN COM  -  as tenants in common
            TEN ENT  -  as tenants by the entireties
            JT TEN   -  as joint tenants with right of survivorship and not as
                        tenants in common


            UNIF GIFT MIN ACT  ______________ Custodian _____________
                                   (Cust)                 (Minor)
                               under Uniform Gift to Minors Act

                               ------------------------------------------------
                                                   (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


------------------------------



--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares
of the Common Stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.




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Dated
     --------------------------------

                                            X
                                              --------------------------------
                                            X
                                              --------------------------------
                                     NOTICE: THE SIGNATURE ON THIS ASSIGNMENT
                                             MUST CORRESPOND WITH THE NAME AS
                                             WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OF
                                             ENLARGEMENT OR ANY CHANGE
                                             WHATEVER.

SIGNATURE(S) GUARANTEED

BY
  -----------------------------------

THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS THAT
ARE PARTICIPANTS IN A SECURITIES
TRANSFER ASSOCIATION RECOGNIZED
PROGRAM). PURSUANT TO S.E.C. RULE
17Ad-13.